CORVU CORPORATION

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------------


         The Annual Meeting of Shareholders of CorVu Corporation will be held on December 9, 2004, at 3:00 p.m. (Minneapolis time), at the offices of Fredrikson & Byron, on the 40th floor of the US Bank Plaza, 200 South Sixth Street, Minneapolis, Minnesota, for the following purposes:

         1.       To set the number of directors at five (5).

         2.       To elect directors for the ensuing year.

         3. To ratify the selection of Virchow, Krause & Company, LLP, as the Company's independent public accountants for the current fiscal year.

         4. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

         Only shareholders of record at the close of business on October 18, 2004 are entitled to notice of and to vote at the meeting or any adjournment thereof.

         Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             Justin M. MacIntosh
                                             Chief Executive Officer

October 28, 2004
Edina, Minnesota

                                CORVU CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 9, 2004

                                 PROXY STATEMENT

                            ---------------------------

              OUTSTANDING SHARES, VOTING RIGHTS AND GENERAL MATTERS

         Your Proxy is solicited by the Board of Directors of CorVu Corporation ("the Company") for use at the Annual Meeting of Shareholders to be held on December 9, 2004, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies that are signed but lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The Board of Directors of the Company has fixed October 18, 2004, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on October 18, 2004, the Company had 23,970,268 shares of Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

         The mailing address of the principal executive office of the Company is 3400 West 66th Street, Edina, Minnesota 55435. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about October 28, 2004.

                              CORPORATE GOVERNANCE

         The Company's business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and the Company's Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of the Company's business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Certain corporate governance practices that the Company follows are summarized below.

INDEPENDENCE

         The Board has determined that a majority of its members are "independent directors" as defined by the rules of the National Association of Securities Dealers, Inc. (the "NASD"). The Company's independent directors are Ismail Kurdi, James Mandel and Daniel Fishback, since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Justin MacIntosh and David Carlson are precluded from being considered independent since they serve as executive officers of the Company.

CODE OF ETHICS

         The Company has adopted a Code of Ethics and Business Conduct (the "Code"), which applies to the business conduct of directors, officers, and employees. The Code is available on the Company's website at http://www.corvu.com/. If the Company makes any substantive amendments to the Code or grant any waiver, including any implicit waiver from a provision of the Code for the directors or executive officers, the nature of such amendment or waiver will be disclosed in a Current Report on Form 8-K.


DIRECTOR ATTENDANCE POLICY

         Directors' attendance at annual meetings of shareholders can provide shareholders with an opportunity to communicate with directors about issues affecting the Company. Accordingly, all directors are encouraged to attend annual meetings of shareholders. All of the Company's directors attended the last annual meeting of shareholders, which was held in December 2004.

BOARD AND COMMITTEE MEETINGS

         The Directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action at meetings with members present in person or by phone, or by unanimous written consent of all Directors or Committee members, in accordance with Minnesota law. During fiscal 2004, the Board of Directors held ten formal meetings. Each director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

         An executive session of non-management directors is held in connection with each Board meeting and at such other times as necessary.

         The Company's Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.

AUDIT COMMITTEE, INDEPENDENCE AND FINANCIAL EXPERT


         All Members of the Audit Committee of CorVu are considered "independent directors" under the rules of the NASD. The Audit Committee, whose members currently are Ismail Kurdi and James Mandel, is responsible for reviewing, in consultation with the independent public accountants, the Company's consolidated financial statements, accounting and other policies, accounting systems and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is also responsible for the engagement of the independent public accountants and reviews other matters relating to the Company's relationship with the independent public accountants. The Audit Committee's Report is included on page 15. The Audit Committee met six times during fiscal 2004. Attached herewith as Appendix A is the Audit Committee Charter as recommended by the Audit Committee and approved by the Board on September 27, 2004.

         The Board has determined that James Mandel is considered to be an "audit committee financial expert" as defined by Item 401(e)(2) of Regulation S-B under the Securities Act of 1933. The Board acknowledges that the designation of Mr. Mandel as the audit committee financial expert does not impose on him any duties, obligations or liability that are greater than the duties, obligations and liability imposed on him as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

COMPENSATION COMMITTEE

         The Compensation Committee, whose members currently are Messrs. Ismail Kurdi and James Mandel, recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers and independent directors of the Company and administers the Company's stock option plan. The Compensation Committee met two times during fiscal 2004.

GOVERNANCE/NOMINATING COMMITTEE, PROCEDURES AND POLICY


                  The Governance/Nominating Committee, whose sole member is James Mandel, was established in May 2004 and is responsible for matters relating to the governance of the Company, including selection of candidates for the Company's Board of Directors. The Charter of the Governance/Nominating Committee is attached herewith as Appendix B. The Governance/Nominating Committee met once during fiscal 2004.

NOMINATING POLICY

Board Membership Criteria
         The Committee will consider candidates for nomination as a director recommended by shareholders, Directors, third party search firms engaged by the Company and other sources. In evaluating director nominees, the Committee considers the following, recognizing that no director is anticipated to meet all of the factors:

         o the appropriate size and the diversity of the Company's Board of Directors;

         o the needs of the Board with respect to the particular talents and experience of its directors in governance and other matters;

         o the knowledge, skills and experience of nominees, including experience in the industry in which the Company operates, business, finance, management or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

         o        familiarity with domestic and international business matters;

         o        legal and regulatory requirements;

         o        experience with accounting rules and practices; and

         o the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members. The Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation.

Minimum Qualification of Directors

         The Committee believes that candidates for directors should have certain minimum qualifications, including having a working knowledge of corporate governance, being able to read and understand basic financial statements, having familiarity with the Company's business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than five public companies boards. The Committee may modify these minimum qualifications from time to time.

Shareholder Nomination of Directors

         A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Chief Financial Officer of the Company at the Company's principal office. Notice of a recommendation must include:

         with respect to the shareholder:
         - name, address, the class and number of shares such shareholder owns;

         with respect to the nominee:
         -        name, age, business address, residence address,
         -        current principal occupation,
         - five year employment history with employer names and a description of the employer's business,
         -        the number of shares beneficially owned by the nominee,
         - whether such nominee can read and understand basic financial statements, and
         -        current board membership and experience.

         The  recommendation  must be  accompanied  by a written  consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

         Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Company's Chief Financial Officer at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures. Shareholder communications to the Board should be sent to:

                                CorVu Corporation
                        Attention: David C. Carlson, CFO
                        3400 West 66th Street, Suite 445
                             Edina, Minnesota 55435

DIRECTORS' COMPENSATION

         For fiscal year 2004, on July 22, 2003, each nonemployee director received a five-year nonqualified option to purchase 10,000 shares at an exercise price of $0.82 per share, which was the market value of CorVu's common stock on the date of grant. In addition, directors who are not employees of CorVu were compensated at the rate of $1,250 per month plus $1,250 for each Board meeting attended and $1,000 for each committee meeting attended in fiscal year 2004.

         For his services as Chairman of the Board of Directors, James L. Mandel receives a monthly compensation of $4,000. Mr. Mandel does not receive any additional compensation for any Board and/or committee meeting attended.

         As compensation for joining the Board of Directors, the Board granted to Gary P. Smaby on October 30, 2003 a five-year nonqualified option to purchase 60,000 shares at an exercise price of $1.10 per share, which was the market value of CorVu's common stock on October 29, 2003, the day prior to the date of grant. Options to purchase 30,000 shares vested immediately; the remaining options terminated upon Mr. Smaby's resignation as director in October 2004.


                 CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

         Delia MacIntosh, the wife of Justin MacIntosh, the President and Chief Executive Officer of CorVu and one of the Company's Directors, has advanced money to CorVu under term notes. As of the end of fiscal year 2004, CorVu owed approximately $701,000 on these notes, including accrued interest of approximately $100,000. The term notes bear interest at 8.5% per annum and are due on demand at any time on or after September 30, 2005. The notes expire December 31, 2006 and are collateralized by substantially all of the assets of the Company.

            In September 2002, the Company entered into a consulting agreement with GlobalNet Venture Partners, L.L.C. (GlobalNet) to provide management advisory services for a period of 30 months. In exchange for these services, the Company paid GlobalNet a fee of $26,500 per month. In addition, GlobalNet was to earn additional fees under the agreement as a result of its involvement in obtaining financing and for introducing and developing strategic partnerships resulting in revenue to the Company. As part of the services to be provided under that agreement, John A. Bohn, a principal of GlobalNet, agreed to serve as the Company's Chairman of the Board for a period of 24 months. On July 1, 2003, the Company entered into a restructuring agreement with GlobalNet pursuant to which GlobalNet ceased providing monthly consulting services to the Company. As part of the restructuring agreement, Mr. Bohn resigned from his positions as director and Chairman of the Board effective July 31, 2003.

            Also in September 2002, the Company sold 1.2 million shares of the Company's common stock to GlobalNet at a price of $0.27 per share. GlobalNet paid the entire purchase price by delivering a promissory note, bearing an annual interest rate of 5.5%, to the Company and pledging the stock purchased as security for the note. On July 1, 2003, the Company entered into a restructuring agreement under which the Company repurchased 560,000 shares of the Company's common stock that were held by GlobalNet for a price of $0.27 per share by canceling $151,200 of the promissory note that existed between the two parties and adjusting the balance of the note to $172,800. Then, under a separate agreement dated September 15, 2003, the Company exercised its option to repurchase an additional 440,000 shares of its common stock at a price of $0.62 per share from GlobalNet by reducing the principal balance of the promissory note held by $118,800 and agreeing to make cash payments totaling $154,000. The remaining 200,000 shares of common stock held by GlobalNet were then converted into 112,903 fully paid shares by reducing the remaining principal balance under the promissory note ($54,000) to zero.


            SETTING THE NUMBER OF DIRECTORS AND ELECTION OF DIRECTORS
                              (PROPOSALS #1 AND #2)

GENERAL INFORMATION

         The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the shareholders. The Board of Directors approved the Governance/Nominating Committee's recommendation that the number of directors be set at five and that the five nominees listed below be elected at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at five requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. The election of the nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

         In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Governance/Nominating Committee and Board of Directors has no reason to believe that any nominee will be unable to serve.

         The names and ages of all of the director nominees and the positions held by each with the Company are as follows:

        NAME                AGE   POSITION
        ----                ---   --------
        David C. Carlson     48   Chief Financial Officer; Director
        Daniel Fishback      43   Director
        Ismail Kurdi         35   Director
        Justin M. MacIntosh  54   President, Chief Executive Officer; Director
        James L. Mandel      48   Chairman of the Board; Director

         DAVID C. CARLSON (Chief Financial Officer; Director). Before joining CorVu Corporation as Chief Financial Officer in July 1996, Mr. Carlson gained extensive experience in the area of accounting and business operations. He served from July 1979 to July 1984 in the audit division of Arthur Andersen & Co. From July 1984 to April 1989, he held the position of Controller and later, Vice President of Finance at Canterbury Downs, a horse racing facility. He joined the Minnesota Timberwolves, a professional sports franchise, in April
1989 as Controller, a position he subsequently held at a local health and fitness chain until May 1996; the sports franchise and the health and fitness chain were under common ownership. Mr. Carlson is responsible for all areas of financial management of the Company. He became a member of the board of directors of CorVu Corporation in December 1996.

         DANIEL R. FISHBACK (Director). Fishback is currently President and CEO of DemandTec, Inc., a leading provider of Consumer Demand Management (CDM) software. Prior to DemandTec, he served as Senior Vice President of Worldwide Business Development and Channels at Ariba and also served as Vice President of Worldwide Sales at Trading Dynamics, before its acquisition by Ariba. Fishback's background also includes managing North American sales at Hyperion Solutions. He joined CorVu Corporation as a director in July 2004. He currently spends approximately 10% of his time on CorVu's business affairs.

         ISMAIL KURDI (Director). Mr. Kurdi received a Bachelor of Science from Boston University in May 1992. From September 1992 to September 1993, he was with Oxy USA, a subsidiary of Occidental Petroleum. In October 1993, he relocated back to England where he is a real estate developer and investor. He serves on the board of directors for several British property companies that are not reporting companies. Mr. Kurdi was elected to the board of directors of CorVu Corporation in December 1996. He currently spends approximately 10% of his time on CorVu's business affairs.

         JUSTIN M. MACINTOSH (President, Chief Executive Officer; Director). After a career in the equity and real estate markets in Australia, Mr. MacIntosh founded MACS Software Company, a provider of business application software, in 1977. He served as Chairman and CEO of MACS until he founded the former parent company of CorVu in Australia in 1990. Since the incorporation of CorVu Corporation in Minnesota in September 1995, Mr. MacIntosh has served as Chairman, President and Chief Executive Officer, and as a director of the Company.

         JAMES L. MANDEL (Director). Mr. Mandel has been a director of CorVu since 1987. He has been the Chief Executive Officer and a director of Multiband Corporation since September 1998. Multiband is a full service telecommunications company that files reports under the Securities Exchange Act of 1934 and is headquartered in Minneapolis. From January 1997 to September 1998, he was Chairman of Call 4 Wireless LLC and from January 1992 to February 1997, he served as a Vice President of Grand Casinos, Inc. Mr. Mandel was elected as Chairman of CorVu's Board of Directors effective August 1, 2003. He currently spends approximately 15% of his time on CorVu's business affairs.

         Mr. Gary P. Smaby served as a director of the Company from September 2003 to October 2004. Mr. Smaby resigned from the Company's board of directors in October 2004.

               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

The following table provides information as of October 18, 2004, concerning the beneficial ownership of the Company's voting securities by: (i) each director of the Company, (ii) each executive officer named in the Summary Compensation Table, (iii) the persons known by the Company to own more than 5% of a class of voting stock of the Company, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares owned by them.

        NAME OR IDENTITY OF
        BENEFICIAL OWNER & MANAGEMENT                                    COMMON STOCK
                                               -----------------------------------------------------------------
                                                          NUMBER OF SHARES(1)                     PERCENT
                                                        BENEFICIALLY OWNED                       OF CLASS

        Justin M. MacIntosh(2)                                   9,448,488(3)                        37.9%
        Ismail Kurdi(2)                                          1,684,492(4)                         7.0%
        David C. Carlson(2)                                        742,910(5)                         3.0%
        Alan M. Missroon, Jr.(2)                                   564,677(6)                         2.3%
        James L. Mandel(2)                                         264,061(7)                         1.1%
        Daniel R. Fishback (2)                                           0                              *
        Directors and executive
           officers as a group
           (includes 8 in group)                                12,704,628(8)                        48.7%

        Opella Holdings Limited(9)                               7,541,733(10)                       31.5%
        Dominic K.K. Sum(9)                                      7,541,733(11)                       31.5%
        --------------------------------------------------------------------------------------------------------

----------
* less than 1%

(1) For each person or group, any securities that the person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, have been added to the total amount of outstanding shares when determining the percent owned by such person or group.

(2)      Address: 3400 West 66th Street, Suite 445, Edina, MN 55435.

(3) Mr. MacIntosh's beneficial ownership includes (i) 7,541,733 shares registered in the name of Barleigh Wells Limited (see also footnotes 10 and 11), (ii) 940,000 shares that may be purchased upon exercise of options held by Mr. MacIntosh, and (iii) 250,744 shares held by Mr. MacIntosh's spouse and a company controlled by his spouse. Mr. MacIntosh disclaims beneficial ownership of the shares owned by his spouse.

(4) Mr. Kurdi's beneficial ownership includes 55,000 shares that may be purchased upon exercise of options.

(5) Mr. Carlson's beneficial ownership includes 572,500 shares that may be purchased upon exercise of options. Mr. Carlson disclaims beneficial ownership of 160,695 of the shares that may be purchased upon exercise of options because the pecuniary interest in these shares was transferred to his ex-spouse under a divorce decree from January 2003.

(6) Mr. Missroon's beneficial ownership includes 435,000 shares that may be purchased upon exercise of stock options.

(7) Mr. Mandel's beneficial ownership includes (i) 90,000 shares that may be purchased upon exercise of options held by Mr. Mandel and (ii) 15,350 shares held by Mr. Mandel's spouse. Mr. Mandel disclaims beneficial ownership of the shares owned by his spouse.

(8) Includes 2,092,500 shares of the executive officers and directors as a group that may be purchased upon exercise of stock options.

(9) Address: c/o Tempio Corporate Consultants Limited, Suite 701, 7/F, 6-8 Pottinger Street, Central, HONG KONG.

(10) Opella Holdings Limited as trustee of The Asia Pacific Technology Trust is the beneficial owner of 7,541,733 shares of Common Stock registered in the name of Barleigh Wells Limited as street name holder. Opella Holdings Limited shares beneficial ownership of the shares with Mr. MacIntosh (see footnote 3) and Mr. Sum (see footnote 11).

(11) Mr. Sum is the sole shareholder of Opella Holdings Limited (see footnote 10). The director of Opella Holdings Limited is Pio Services Limited whose sole shareholder is Tempio Group of Companies Limited which in turn is wholly owned by Mr. Sum. Pio Services Limited has two directors, one of which is Mr. Sum.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation, paid or accrued, during each of the Company's last three fiscal years to the Chief Executive Officer and to the other executive officers whose total annual salary and bonus paid or accrued during fiscal year 2004 exceeded $100,000.


                                                                               LONG TERM COMPENSATION
                                                                        ------------------------------------
                                                                                AWARDS             PAYOUTS
                                                                       ------------------------   ----------
                                                                       RESTRICTED    SECURITIES
NAME AND                          ANNUAL COMPENSATION        SALES       STOCK       UNDERLYING      LTIP        ALL OTHER
PRINCIPAL                FISCAL  ----------------------   COMMISSIONS    AWARDS        OPTIONS      PAYOUTS   COMPENSATION
POSITION                  YEAR    SALARY ($)  BONUS ($)        $           $              #            $           $
-------------------      ------  -----------  ---------   -----------  ----------    ----------     -------   -------------
Justin MacIntosh          2004     338,240      50,000       18,702         --            --           --          --
   Chief Executive        2003     325,160     231,447       53,898         --            --           --          --
   Officer                2002     278,818     192,656       20,594         --            --           --          --

David C. Carlson          2004     151,127       1,894        --            --            --           --          --
   Chief Financial        2003     137,500      24,415        --            --          100,000        --          --
   Officer                2002     116,667      29,166        --            --            --           --          --

Alan M. Missroon, Jr.
   Senior Vice            2004     176,634      15,000       45,930         --             --          --          --
   President of           2003     150,000       --         103,130         --          100,000        --          --
   Corporate Strategy     2002     150,000       --          63,587         --             --          --          --

OPTION GRANTS DURING 2004 FISCAL YEAR

The following table provides information regarding stock options granted during fiscal 2004 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.



                                                         Percent of Total
                                Number of Shares        Options Granted to       Exercise or
                               Underlying Options           Employees          Base Price Per
Name                             Granted                  in Fiscal Year           Share          Expiration Date
----                          -------------------      --------------------        ------         ---------------
David C. Carlson                   67,500 (1)                 4.5%                 $1.05            10/06/08

Alan M. Missroon, Jr.             112,500 (1)                 7.6%                 $0.85            01/01/09
                                   22,500 (1)                 1.5%                 $0.80            04/21/09

(1) Options are fully exercisable as of grant date.

OPTION EXERCISES DURING 2004 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         No options were exercised by the named executive officers during fiscal 2004. The following table provides information related to the number and value of options held at June 30, 2004:



                                         NUMBER OF SECURITIES
                                        UNDERLYING UNEXERCISED                        VALUE OF UNEXERCISED IN-THE-
                                      OPTIONS AT FISCAL YEAR END                  MONEY OPTIONS AT FISCAL YEAR END(1)
                           -------------------------------------------------- ---------------------------------------------
NAME                             EXERCISABLE             UNEXERCISABLE            EXERCISABLE           UNEXERCISABLE
-------------------------- ------------------------ ------------------------- ---------------------  ----------------------
Justin MacIntosh                           940,000                        --  $             16,800   $                  --

David C. Carlson                       (2) 432,500                    40,000  $             47,250   $               8,000

Alan M. Missroon, Jr.                      395,000                    80,000  $             47,250   $               8,000

(1) Value is calculated on the basis of the difference between the option exercise price and $0.62, the average of the closing bid and ask price on June 30, 2004, as quoted on the OTC Bulletin Board.

(2) Mr. Carlson disclaims beneficial ownership of 160,695 of the shares that may be purchased upon exercise of options because the pecuniary interest in these shares was transferred to his ex-spouse under a divorce decree from January 2003.

EMPLOYMENT AGREEMENTS

         Effective July 1, 1999, CorVu entered into a three-year employment agreement with Justin MacIntosh pursuant to which he serves as President and Chief Executive Officer. The employment agreement has been amended from time to time which has extended the term of the agreement through June 30, 2004. The term of the agreement is automatically renewed for successive one-year periods unless the agreement has been terminated earlier. Mr. MacIntosh participates in any retirement, welfare and other benefit program the Company provides for its executive officers and would be eligible to receive payments in the amount of at least 9 monthly installments of his annual base salary in effect at the time of termination if the Company terminates his employment without cause. Mr. MacIntosh is subject to certain confidentiality and non-compete provisions under the agreement. Effective July 1, 2003, Mr. MacIntosh receives an annual base salary of $190,000 plus bonus compensation based on the Company's achievement of certain pre-determined audited annual earnings before income taxes for the Company's fiscal year. In addition, Mr. MacIntosh receives an annual salary of approximately $150,000 for his duties as Managing Director of CorVu Australasia Pty Ltd. Also, from the period of October 1, 2001 through December 31, 2003, Mr. MacIntosh received an override commission equal to 2.5% of all license revenue for the United Kingdom/Europe region for his duties as Sales Director for that region.

         Effective July 15, 1996, CorVu entered into a one-year employment agreement with David C. Carlson. Pursuant to the agreement Mr. Carlson serves as the Chief Financial Officer. The term of the agreement is automatically renewed for successive one-year periods unless the agreement has been terminated earlier. Effective July 1, 2003, Mr. Carlson receives an annual base salary in the amount of $151,500 and up to an additional 33% quarterly bonus payments, based on attaining quarterly business plan results. Mr. Carlson participates in any retirement, welfare and other benefit program. Company provides for its executive officers. Both parties to the agreement can terminate the agreement without cause upon 60 days prior written notice. Mr. Carlson is subject to certain confidentiality provisions under the agreement.

         Effective January 2, 1997, CorVu entered into a one-year employment agreement with Alan M. Missroon, Jr. The agreement is automatically renewed for successive one-year terms unless terminated earlier. Starting September 1, 2003, as Senior Vice President of Corporate Strategy, Mr. Missroon is responsible for identifying potential merger or acquisition targets for CorVu. For this, he receives an annual base salary of $180,000 plus quarterly bonus compensation of up to $15,000 based on the achievement of certain objectives. In addition, upon the successful completion of a merger or acquisition, Mr. Missroon is eligible to receive a commission equal to 1.5% of the gross revenues of the merged/acquired company. For the period of July 1, 2001 through December 31, 2003, Mr. Missroon also received an override commission equal to 2.5% of all license and services revenue for the Americas region for his duties as Vice President of Sales during that period of time. Mr. Missroon participates in any retirement, welfare and other benefit program our Company provides for its executive officers. If we terminate his employment without cause, Mr. Missroon will receive his base salary for a period of three months after the date of termination, with an additional one-month of base pay added for each year of employment up to a maximum of six months. Mr. Missroon is subject to certain confidentiality and non-compete provisions under the agreement.

         Effective February 23, 2004, CorVu entered into an employment agreement with Robert L. Clay pursuant to which Mr. Clay serves as the Vice President of Marketing. Mr. Clay receives an annual base salary in the amount of $150,000 plus a quarterly bonus payment of up to $15,000 per quarter, based on attaining business plan results. Mr. Clay participates in any retirement, welfare and other benefit program the Company provides for its executive officers.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, for the fiscal year ended June 30, 2004 all
Section 16(a) filing requirements applicable to Insiders were complied with, except that Gary Smaby was late filing a Form 3 reporting one transaction, Ismail Kurdi was late filing two Forms 4 reporting one transaction each and Alan Missroon was late filing one Form 4 reporting one transaction.


                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL #3)

         Virchow, Krause & Company, LLP has acted as the Company's independent public accountants for the fiscal year ended June 30, 2004, and has been selected as the Company's independent public accountants for the current fiscal year 2005. Although it is not required to do so, the Audit Committee wishes to submit the selection of Virchow, Krause & Company, LLP, for shareholders' ratification at the Annual Meeting. If the selection is not ratified, the Audit Committee will reconsider the selection. A representative of Virchow, Krause & Company, LLP, is expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if so desired, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

AUDIT FEES

         The aggregate fees billed by the Company's independent public accountants for professional services rendered in connection with the audit of the Company's annual consolidated financial statements for fiscal 2004 and 2003 and reviews of the consolidated financial statements included in the Company's Forms 10-KSB for fiscal 2004 and 2003 were $47,670 and $50,830, respectively.

AUDIT-RELATED FEES

         For fiscal 2004 and 2003, the Company's independent public accountants billed $1,910 and $680, respectively, for services related to the review of Form SB-2 filings and the Company's retirement plan.

TAX FEES

         The  aggregate  fees  billed  by  the  Company's   independent   public
accountants for professional services for tax compliance, tax advice, and tax planning were $16,465 and $25,205 for fiscal 2004 and 2003, respectively.

ALL OTHER FEES

         The aggregate fees billed by the Company's independent public accountants for all other non-audit services rendered to the Company, such as attending meetings and other miscellaneous financial consulting, in fiscal 2004 and 2003 were $0 and $6,995, respectively.

PRE-APPROVAL POLICY

         Pursuant to its written charter, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Company's independent public accountants in order to assure that the provision of such services does not impair the independence of the Company's independent public accountants. The Audit Committee's Pre-Approval Policy was recommended by the Audit Committee and approved by the Board on September 27, 2004. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee. The Audit Committee has delegated pre-approval authority to James Mandel, the Chairman of the Audit Committee, together with one additional member of the Audit Committee, who will then report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

         The Audit Committee meets prior to filing of any Form 10-QSB or 10-KSB to approve the filings. In addition, the Audit Committee meets to discuss audit plans and anticipated fees for audit and tax work prior to the commencement of that work. The Company's Audit Committee has considered whether the provision of the above non-audit services is compatible with maintaining the independent public accountants' independence and has determined that such services have not adversely affected the independent public accountants' independence.


                             AUDIT COMMITTEE REPORT

         The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition (currently two independent directors) satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

         In accordance with its written charter adopted by the Board of Directors and attached hereto as Appendix A, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited consolidated financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, as filed with the Securities and Exchange Commission.

                           MEMBERS OF THE AUDIT COMMITTEE:
                                  Ismail Kurdi
                                 James L. Mandel


                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2005 annual meeting of shareholders must be received by the Company by June 30, 2005, to be considered for inclusion in the Company's proxy statement and related proxy for the 2005 annual meeting.

         Also, if a shareholder proposal, intended to be presented at the 2005 annual meeting but not included in the Company's proxy statement and proxy, is received by the Company after September 13, 2005, then the individuals named as proxies in the Company's proxy form for the 2005 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                                   FORM 10-KSB

         A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2004 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF CORVU COMMON STOCK ON OCTOBER 18, 2004, THE RECORD DATE FOR THE 2004 ANNUAL MEETING, AND SHOULD BE DIRECTED TO DAVID C. CARLSON, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Justin M. MacIntosh
                                    Chief Executive Officer

October 28, 2004
Edina, Minnesota

                                                                     APPENDIX A

                                CORVU CORPORATION

                             AUDIT COMMITTEE CHARTER

         The Board of Directors of CorVu Corporation (the "Company") has established an Audit Committee (the "Committee"). The Committee's authority, duties and responsibilities are as described below.

I.       PURPOSE

         The primary function of the Audit Committee of the Company is to provide oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

         o Coordinate, review and appraise the audit efforts of the Company's independent public accountants.

         o Communicate directly with the independent public accountants, the financial and senior management and the Board of Directors regarding the matters related to the Committee's responsibilities and duties.

         The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

         In carrying out its responsibilities, the Committee shall have the authority to consult with the Company's outside legal counsel and other advisors or to engage independent advisors, including legal and financial advisors. The Company shall provide appropriate funding to pay for any independent advisors engaged by the Committee.

II.      MEMBERSHIP

         The Committee shall be comprised of one or more directors elected by the Board, each of whom shall be independent as such term is defined in applicable regulations of the Securities and Exchange Commission. The number of members forming the Committee shall be at least three directors elected by the Board, if and as long as the Company's stock is listed on The NASDAQ Stock Market. Committee members shall serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified. The Chair of the Committee shall be elected by the Board. In the absence of the election of a Chair by the Board, the members of the Committee shall elect a Chair by majority vote of the Committee membership. In addition, no member of the Audit Committee shall receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committee of the Company's Board of Directors.

         All Committee members shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. At least one member of the Committee shall be a "financial expert", as such term is defined in applicable regulations of the Securities and Exchange Commission and The Nasdaq Stock Market, Inc.

III.     RESPONSIBILITIES AND DUTIES

         DOCUMENTS/REPORTS REVIEW

         o        Review  and  update  this  Charter  and the Audit  Committee's
                  Pre-Approval  Policy  periodically,   at  least  annually,  as
                  conditions dictate.

         o Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent public accountants.

         o Review with financial management and the independent public accountants any 10-Q or 10-K prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

         INDEPENDENT PUBLIC ACCOUNTANTS

         o Appoint, compensate and oversee the Company's independent public accountants. The Company's independent public accountants shall report directly to the Committee. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

         o        Review the performance of the independent  public  accountants
                  and  discharge  the  independent   public   accountants   when
                  circumstances warrant.

         o Periodically consult with the independent public accountants out of the presence of management regarding the adequacy of internal controls and the fullness and accuracy of the Company's financial statements.

         o Pre-approve, in accordance with its Pre-Approval Policy, all audit services and non-audit services to be performed by the Company's independent public accountants. Neither the Committee nor the Board shall approve, and the Company's independent public accountants shall not provide to the Company, the following non-audit services if such services are to be provided contemporaneously while serving as independent public accountants of the Company: bookkeeping services; financial information system design and implementation services; appraisal or valuation services; fairness opinions; contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker/dealer, investment adviser or investment banking services; and legal services and expert services unrelated to the audit.

         AUDIT COMMITTEE REPORT

         o Prepare an annual Audit Committee Report to be presented to the Board. The Audit Committee Report shall include, at a minimum, the following representations:

                  (1) that the Committee has reviewed and discussed the audited financial statements with management;

                  (2) that the Committee has discussed with the independent public accountants the matters required to be discussed by SAS 61, as may be modified or supplemented;

                  (3) that the Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent public accountant its independence;

                  (4) that, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission; and

                  (5)      that  the  individual   Committee  members,  and  the
                           Committee in the aggregate, complies with the Committee independence requirements set forth in this charter.

                  The Audit Committee Report may include other information that the Committee deems appropriate. The Committee will prepare the Audit Committee Report with the understanding that its representations will be used by the Board and the Company to comply with Item 306 of Regulation S-B and Item 7(d)(3) of
                  Schedule 14A as those regulations affect the Company.

         RISK MANAGEMENT

         o Inquire of management and external independent public accountants about the adequacy of the Company's internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in the Company's internal control procedures.

         o Meet periodically with those members of management responsible for Company risk assessment and risk management to understand and evaluate the Company's risk assessment and risk management efforts.

         o Instruct the external independent public accountants, the Chief Executive Officer and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee's purpose, require its special attention.

         RELATED-PARTY TRANSACTIONS

         o Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

         FINANCIAL REPORTING PROCESSES

         o In consultation with the independent public accountants, review the integrity of the Company's financial reporting processes, both internal and external.

         o Consider the independent public accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         o Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent public accountants or management.

         o        Consider the adequacy of the financial and accounting staff.

         PROCESS IMPROVEMENT

         o Establish regular and separate systems of reporting to the Committee by management and the independent public accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         o Following completion of the annual audit, review separately with management and the independent public accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information or any significant disagreement among these groups in connection with the preparation of the financial statements.

         o Review with the independent public accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

         ETHICAL AND LEGAL COMPLIANCE

         o Review periodically, and revise as appropriate, the Company's Code of Ethics and Business Conduct and management's enforcement of the Code as it relates to the Company's financial reporting process and internal control system.

         o Annually determine if such Code is accomplishing its stated purposes.

         o Ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

         o Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

         o Establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing. At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

         o Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.


IV.      AUTHORITY

         The Audit Committee shall have the authority as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee, to:

i. Appoint, discharge and authorize compensation of the Company's independent public accountants;

ii. At the expense of the Company, to retain consultants and advisors to assist it with its functions;

iii. To request from the Chief Executive Officer, the Chief Financial Officer and such other members of Company management as the Committee shall deem appropriate advice and information, orally or in writing, concerning the Company's business operations and financial condition relevant to the functions of the Committee.

V.       MEETINGS AND MINUTES

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its obligation to foster open communication, the Committee should meet at least annually with management to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent public accountants and management quarterly to review the Company's financials consistent with Section III of this Charter.

         The Audit Committee will maintain written minutes of its meeting. Such minutes will be provided to the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI.      MANAGEMENT COOPERATION

         Management of the Company is requested to cooperate with the Audit Committee, and to render assistance to the Audit Committee as it shall request in carrying out its functions.

                                                                      APPENDIX B

               CHARTER FOR THE GOVERNANCE/NOMINATING COMMITTEE OF
                   THE BOARD OF DIRECTORS OF CORVU CORPORATION


I.       PURPOSE:

         The Governance/Nominating Committee shall be responsible for matters relating to the governance of CorVu Corporation (the "Company"), including selection of candidates for the Company's Board of Directors.

II.      MEMBERSHIP:

         The Governance/Nominating Committee will comprise two or more directors elected by the Board, each of whom shall be independent (as such term is defined by applicable laws and regulations or the Company's corporate governance policies, if any).

         The Chair of the Governance/Nominating Committee shall be elected by the Board or, if not elected by the Board, then by the majority of the members of the Committee. The Chair of the Governance/Nominating Committee shall conduct the Committee meetings as well as represent the Committee at meetings of the Company's Board.

III.     RESPONSIBILITIES:

     o Developing, reviewing and revising as appropriate, for adoption by the Board, principles of corporate governance by which the Company and the Board shall be governed.

     o Developing, reviewing and revising as appropriate, for adoption by the Board, the Code of Ethics and Business Conduct by which the Company and its directors, officers, employees and agents will be governed; provided, that the Audit Committee exercises these tasks with regard to the Code as it relates to the Company's financial reporting process and internal control system.

     o Developing and recommending to the Board policies and processes designed to provide for effective and efficient governance, including but not limited to: policies for evaluation of the Board and the chairperson, shareholder director communications, and director attendance at annual meetings; election and reelection of Board members; and succession planning for the Chief Executive Officer, the Board chairperson and other Board leaders.

     o Annually reviewing the composition of the Board focusing on the governance and business needs and requirements of the Company, and reporting to the Board regarding suggested changes in Board composition that will guide the Committee in the selection, recruitment and recommendation of directors.

     o Meeting as necessary to consider the nomination and screening of Board member candidates, evaluate the performance of the Board and its members, as well as termination of membership of Board members in accordance with corporate policy, for cause or other appropriate reasons.

     o Overseeing organization, membership and evaluation of Board committees and committee members.

     o Reviewing and making recommendations regarding shareholder proposals that related to corporate governance.

     o Establishing Board member selection criteria. minimum qualifications for directors, and meeting as necessary to consider the nomination and screening of Board member candidates and to evaluate the performance of the Board and its members.

     o Evaluating the performance of Board members eligible for reelection; addressing performance issues as needed; and recommending the reelection of Board members who are performing effectively and continue to provide a competency needed on the Board.

     o Review director nominees proposed by shareholders and recommend the director nominees for the annual meeting of shareholders.

IV.      AUTHORITY:

         The Governance/Nominating Committee shall have the authority, as and when it shall determine to be necessary or appropriate to the functions of the Governance/Nominating Committee,

                  (i) at the expense of the Company and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company), employ one or more recruiting firms to assist in the identification and recruitment of director candidates and other advisors to assist it in connection with its functions; and

                  (ii) to request from the Chief Executive Officer, the Chief Financial Officer, and such other members of the Company's management as the Committee shall deem appropriate, advice and information, orally or in writing, concerning the Company's business operations and financial condition relevant to the functions of the Committee.

V.       MEETINGS/MINUTES:

         The Governance/Nominating Committee will maintain written minutes of its meetings. Such minutes shall be made available to the members of the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI.      COOPERATION OF MANAGEMENT:

         All members of management of the Company are requested to cooperate with the Governance/Nominating Committee, and to render assistance to it as it shall request in carrying out its functions.

                                CORVU CORPORATION
                            PROXY FOR ANNUAL MEETING
                           Of Shareholders To Be Held
                                December 9, 2004

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints JUSTIN M. MACINTOSH and DAVID C. CARLSON, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of CorVu Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at 3:00 p.m. (Minneapolis time), at the offices of Fredrikson & Byron, on the 40th floor of the US BANK Plaza, 200 South Sixth Street, Minneapolis, Minnesota, on December 9, 2004, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.


               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

                      CORVU CORPORATION 2003 ANNUAL MEETING
    The Board of Directors recommends that you vote FOR each proposal below.

1.  Set the number of directors at five (5)                                      [  ]  FOR     [  ] AGAINST     [  ] ABSTAIN

2.  Elect directors:       1 - David C. Carlson                                  [  ]  FOR            [  ] WITHHOLD AUTHORITY
                           2 - Daniel R. Fishback                                      all nomi-nees  to vote for all
                           3 - Ismail Kurdi                                            listed to the  nominees listed to the left.
                           4 - Justin M. MacIntosh                                     left (except
                           5 - James L. Mandel                                         as specified below).

(Instructions:  To  withhold  authority  to vote  for any  individual  nominee,
write the name of the nominee(s) in the box provided to the right).              [__________________________________________]

3.  Ratify selection of Virchow, Krause & Company, LLP as independent            [  ]  FOR     [  ] AGAINST     [  ] ABSTAIN
    auditors.

4. In their discretion, consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Check appropriate box.
Indicate changes below:
Address Change?  [  ]     Name Change?  [  ]      Date____________       NO. OF SHARES

                                            Attending Meeting?  [  ]            [___________________________________________]
                                                                                Signature(s) in Box

                                                                                PLEASE DATE AND SIGN ABOVE
                                                                                exactly  as  name  appears  at  the left indi-
                                                                                cating,  where  appropriate,official position
                                                                                or  representative   capacity.  For stock held in
                                                                                joint  tenancy,  each joint  tenant should sign.

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